UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/05/2005

NATIONAL INSTRUMENTS CORP /DE/
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-25426

DE	741871327
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11500 North Mopac Expressway, Austin, TX 78759
(Address of Principal Executive Offices, Including Zip Code)

(512)338-9119
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On May 10, 2005, the Compensation Committee of the Board of Directors adopted and approved the Annual Incentive Program ("AIP") attached hereto as Exhibit 10.1. The AIP provides for the payment of cash bonuses to Company's executive officers (excluding our Chief Executive Officer) based upon the attainment of certain performance criteria established by the Compensation Committee. The objectives of the AIP are to motivate and reward the Company's key executives to produce results that increase stockholder value. The incentive cash bonuses awarded under this program are calculated based upon the objectives set for each participant with a maximum of 30% of the Participant's salary (or, in the case of the Senior Vice President of Sales, salary plus targeted commission) for Senior Vice Presidents and a maximum 20% of the Participant's salary for Vice Presidents and Business and Technology Fellows. At the end of the calendar year, the Compensation Committee in consultation with the Chief Executive Officer will determine whether the objectives of each individual participant were met and thereafter will determine the amount of the payment (if any) to made to each participant under the plan.

Because the amount of a participant's AIP cash bonus is dependent upon the satisfaction of the set objectives, the exact amount of the payout (if any) to an executive under the program cannot be determined at this time. A description of the performance criteria and potential award for the Company's four most highly compensated executive officers who participate in the AIP is attached as Exhibit 10.2.

On May 10, 2005, the Company's Board of Directors approved forms of agreement to be used in connection with awards of restricted stock and restricted stock units under the Company's 2005 Incentive Plan (the "2005 Plan"). These forms of agreement are filed as Exhibits 10.3, 10.4, 10.5 and 10.6 hereto and are incorporated herein by reference. On May 10, 2005, each of the Company's non-employee directors was granted restricted stock units under the 2005 Plan. The form of agreement filed as Exhibit 10.3 hereto will be used to evidence the director grants. On May 10, 2005, certain of the Company's executive officers were granted restricted stock units under the 2005 Plan. The form of agreement filed as Exhibit 10.4 hereto will be used to evidence the executive officer grants.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibit

Exhibit         Description

10.1         National Instruments Corporation's Annual Incentive Program
10.2        Description of 2005 Annual Incentive Program Goals and Awards for the Named Executive Officers.
10.3        Form of Restricted Stock Unit Award Agreement (Non-Employee Director)
10.4        Form of Restricted Stock Unit Award Agreement (Performance Vesting)
10.5        Form of Restricted Stock Unit Award Agreement (Current Employee)
10.6        Form of Restricted Stock Unit Award Agreement (Newly Hired Employee)

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORP /DE/

Date: August 05, 2005.	By:	/s/ David G. Hugley
David G. Hugley
Vice President, General Counsel; Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	National Instruments Corporation's Annual Incentive Program
EX-10.2	Description of 2005 Annual Incentive Program Goals and Awards for the Named Executive Officers.
EX-10.3	Form of Restricted Stock Unit Award Agreement (Non-Employee Director)
EX-10.4	Form of Restricted Stock Unit Award Agreement (Performance Vesting)
EX-10.5	Form of Restricted Stock Unit Award Agreement (Current Employee)
EX-10.6	Form of Restricted Stock Unit Award Agreement (Newly Hired Employee)